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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 1998
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                               The Timken Company
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             (Exact name of registrant as specified in its charter)

      Ohio                         1-1169                        34-0577130
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(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)

                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 438-3000
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ITEM 5. OTHER EVENTS

                  Production and maintenance associates at Latrobe Steel Company ("Latrobe Steel"), a wholly owned subsidiary of The Timken Company located in Latrobe, Pennsylvania, went on strike late on Wednesday, May 6, 1998. The distribution and service portions of the Latrobe Steel business as well as all manufacturing operations located in other communities remain unaffected by the strike.

                  Latrobe Steel and the United Steelworkers of America had been negotiating for two months on a new contract to replace the one that expired on May 3, 1998. Approximately 450 union members at Latrobe Steel are on strike.

                  The Timken Company believes this work stoppage will not materially affect its 1998 financial performance.



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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE TIMKEN COMPANY

Date:  May 7, 1998                     By:      /s/Gene E. Little
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                                                Gene E. Little
                                                Senior Vice President-Finance